John Hancock Trust

Supplement dated October 1, 2007

to the Prospectus dated May 1, 2007

Overseas Equity Trust

The investment policies of the Fund have been amended to permit the Fund to invest up to 25% of its net assets in emerging market securities.

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The Board of Trustees approved the change to the Fund’s benchmark. The Fund’s current benchmark is the Morgan Stanley Capital International Europe, Australia and Far East Index (MSCI EAFE). Effective October 1, 2007, the Fund’s benchmark is changed to the Morgan Stanley Capital International All Country World Ex-U.S. Index.

International Opportunities Trust

Effective October 1, 2007, the Board of Trustees approved the removal of the following disclosure from description of the Fund’s investment policies:

The Fund normally maintains a core position of between 35 and 50 common stocks. The Fund may hold a limited number of additional common stocks at times such as when the portfolio manager is accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions.

Bond Index Trust A

Bond Index Trust B

Effective October 1, 2007, the Board of Trustees approved the name change of the Bond Index Trust A to the Total Bond Market Trust A and the Bond Index Trust B to the Total Bond Market Trust B, and approved the following amended and restated investment policies for each Fund:

Investment Strategy:	Under normal market conditions, the Funds will invest at least 80% of their net assets (plus any borrowing for investment purposes) in securities listed in the Lehman Brothers Aggregate Bond Index.

The Fund attempts to match the performance of the Lehman Index by holding a representative sample of the securities that comprise the Lehman Index. However, the Fund has operating expenses and transaction costs, while a market index does not. Therefore, the Fund, while it attempts to track the Lehman Index, typically will be unable to match the performance of the index exactly. The Lehman Index composition may change from time to time. The subadviser will reflect those changes in the composition of the Fund as soon as practicable.

The Fund is an intermediate term bond fund of high and medium credit quality.

The Lehman Index consists of dollar denominated, fixed rate, investment grade debt securities with maturities generally greater than one year and outstanding par values of at least $200 million including:

-U.S. Treasury and agency securities;

-Asset-backed and mortgage-backed securities, including mortgage pass-through securities and commercial mortgage- backed securities (“CMBS”) and collateralized mortgage offerings (“CMOs”);

-Corporate bonds, both U.S. and foreign (if dollar denominated); and

-Foreign government and agency securities (if dollar denominated).

The Fund may purchase other types of investments that are not in the Lehman Index. This would include, for example, certain derivatives (investments whose value is based on indexes or other securities).

The Fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under “Hedging and Other Strategic Transactions” in the SAI.

Lifestyle Aggressive Trust

Lifestyle Growth Trust

Lifestyle Balanced Trust

Lifestyle Moderate Trust

Lifestyle Conservative Trust

The following additional disclosure is added regarding the Funds:

Other Permitted Investments

Each Fund may:

•	Purchase U.S. government securities and short-term paper.

•	Purchase shares of other registered open-end investment companies (and registered unit investment trusts) within the same “group of investment companies” as that term is defined in

Section 12 of the 1940 Act.

•	Purchase shares of other registered open-end investment companies (and registered unit investment trusts) where the adviser is not the same as, or affiliated with, the Adviser to the Fund,

including ETFs.

•	Purchase domestic and foreign equity and fixed-income securities.

•          Invest in equity securities, which may include common and preferred stocks of large-, medium- and small-capitalization companies in both developed (including the U.S.) and emerging markets.

•          Invest in fixed-income securities, which may include debt securities of governments throughout the world (including the U.S.), their agencies and instrumentalities, debt securities of corporations and supranationals, inflation protected securities, convertible bonds, mortgage-backed securities, asset-backed securities and collateralized debt securities. Investments in fixed-income securities may include securities of issuers in both developed (including the U.S.) and emerging markets and may include fixed-income securities rated below investment grade.

•          Purchase securities of registered closed-end investment companies that are part of the same “group of investment companies” as that term is defined in Section 12 of the 1940 Act.

•          Invest up to 15% of its net assets in illiquid securities of such entities as limited partnerships and other pooled investment vehicles such as hedge funds.

•          Make short sales of securities (borrow and sell securities not owned by the Fund), either to realize appreciation when a security that the Fund does not own declines in value or as a hedge against potential declines in the value of a Fund security.

•          Invest in publicly traded partnerships, including publicly traded partnerships that invest principally in commodities or commodities-linked derivatives.

Each Fund may use various investment strategies such as hedging and other related transactions. For example, the Fund may use derivative instruments (such as options, futures and swaps) for hedging purposes, including hedging various market risks and managing the effective maturity or duration of debt instruments held by the Fund. In addition, these strategies may be used to gain exposure to a particular securities market.

Because of uncertainties under Federal tax laws as to whether income from commodity-linked derivative instruments would constitute “qualifying income” to a regulated investment company, the Fund is not permitted to invest in such instruments unless the subadviser obtains prior written approval from the Fund’s Chief Compliance Officer. See “Additional Information Concerning Taxes” in the SAI.

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Scott Warlow has been added as a co-portfolio manager of the Funds. Mr. Warlow joined MFC Global (U.S.A.) in 2002 and is an Assistant Vice President and Portfolio Manager, Asset Allocation Portfolios, is responsible for strategic asset allocations, style analysis of fund managers, and developing methods and models for tactical asset allocation.

John Hancock Trust

Supplement dated October 1, 2007

to the Statement of Additional Information dated May 1, 2007

Under the section “INVESTMENT MANAGEMENT ARRANGEMENTS AND OTHER SERVICES” under the heading “Adviser compensation,” the third paragraph containing the following language is deleted:

For the fiscal years ended December 31, 2006, 2005 and 2004 the aggregate investment advisory fee paid by JHT under the fee schedule then in effect, absent the expense limitation provision, was $376,632,513, $320,960,008 and $194,399,592 allocated among the Funds as follows:

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